Exhibit 99.2

Contacts:

Vincent Zanna

SVP, Finance & Treasurer

(212) 209-8090

Allison Malkin / Joe Teklits

ICR, Inc.

(203) 682-8200

J.CREW GROUP, INC. ANNOUNCES EXCHANGE OFFER AND CONSENT SOLICITATION

NEW YORK, June 12, 2017— J.Crew Group, Inc. (the “Company”) today announced that J.Crew Brand, LLC (“BrandCo”) and J.Crew Brand Corp. (“BrandCorp” and, together with BrandCo, the “New Notes Co-Issuers”), both indirect wholly-owned subsidiaries of the Company, and Chinos Holdings, Inc., the ultimate parent of the Company (“Parent” and, collectively with the New Notes Co-Issuers, the “New Securities Issuers”), have commenced a private offer (such offer, the “Exchange Offer”) to certain eligible noteholders described below to exchange any and all of the outstanding $566.5 million aggregate principal amount of 7.75%/8.50% Senior PIK Toggle Notes due 2019 (CUSIP Nos 16961UAA4 and U1680U AA3, ISIN Nos US16961UAA43 and USU1680UAA35) (the “Old Notes”) issued by Chinos Intermediate Holdings A, Inc., a direct wholly-owned subsidiary of Parent (the “Old Notes Issuer”), for newly issued:

(i) 13% Senior Secured Notes due 2021 to be issued by the New Notes Co-Issuers in an aggregate principal amount of up to $250 million (the “New Notes” and, together with the New Guarantees (as defined herein), the “New Debt Securities”),

(ii) shares of Parent’s 7% non-convertible perpetual preferred stock, series A, no par value per share, with an aggregate initial liquidation preference of up to $190,000,000 (the “New Series A Preferred Stock”) and

(iii) shares of Parent’s class A common stock, $0.00001 par value per share (the “Class A Common Stock” and, collectively with the New Series A Preferred Stock and the New Debt Securities, the “New Securities”), representing up to approximately 15% of the common equity of Parent, in each case, upon the terms and conditions set forth in the Confidential Offering Memorandum and Consent Solicitation Statement, dated June 12, 2017 (the “Offering Memorandum”).

The purpose of the Exchange Offer is to refinance the Old Notes to reduce the consolidated indebtedness of Parent and its subsidiaries and to extend the average maturity thereof. The Exchange Offer is conditioned on a minimum of 95% of the outstanding aggregate principal amount of Old Notes being validly tendered, not withdrawn and accepted in the Exchange Offer.  This condition may not be waived without the consent of certain holders of outstanding Old Notes and their affiliates that also hold a portion of term loans under the Term Loan Facility (as defined below) (such holders, the “Ad Hoc Creditors”).

Eligible holders who validly tender their Old Notes in the Exchange Offer prior to 5:00 p.m., New York City time, on June 23, 2017 (such date and time, as it may be extended, the “Early Deadline”) and do not validly withdraw their tender prior to 5:00 p.m., New York City time, on June 23, 2017 (such date and time, as it may be extended, the “Withdrawal Deadline”) will receive the Total Exchange Consideration.  “Total Exchange Consideration” means, for each $1,000 principal amount of Old Notes validly tendered, not withdrawn and accepted by the New Securities Issuers:

(i) $441.308013 principal amount of New Notes (which includes the “Early Tender Payment” of $40 principal amount of New Notes per $1,000 principal amount of Old Notes tendered),

(ii) $335.394 initial liquidation preference (0.335394 shares) of New Series A Preferred Stock, and

(iii) 30.695204 shares of Class A Common Stock, in each case subject to rounding.

Eligible holders who validly tender and do not validly withdraw Old Notes in the Exchange Offer after the Early Deadline, but prior to 11:59 p.m., New York City time, on July 10, 2017 (such date and time, as it may be extended, the “Expiration Time”), will receive the “Exchange Consideration,” which is the Total Exchange Consideration less the Early Tender Payment for Old Notes accepted in the Exchange Offer. The “Settlement Date” is expected to be three business days after the Expiration Time, but in no event later than the fifth business day following the Expiration Time. Holders whose Old Notes are accepted in the Exchange Offer will not receive additional consideration in respect of any accrued and unpaid interest on such Old Notes from and including the last interest payment date on such Old Notes to, but not including, the Settlement Date. The New Notes will mature on September 15, 2021, bear interest at a rate of 13% per annum, payable semi-annually in cash in arrears, and will be fully and unconditionally guaranteed as to payment of principal, premium, if any, and interest, jointly and severally, on a senior secured basis, by J. Crew Brand Intermediate, LLC, the direct parent of BrandCo (“Parent Guarantor”), J. Crew Domestic Brand, LLC (“IPCo”) and J. Crew International Brand, LLC (together with IPCo, the “Subsidiary Guarantors”), each of which is an indirect domestic subsidiary of the Company (each, a “Guarantor” and collectively, the “Guarantors”).  The guarantees of the Guarantors are collectively referred to herein as the “New Guarantees.” BrandCorp, the corporate co-issuer of the New Notes, is a wholly-owned subsidiary of BrandCo, has no assets and is not expected to have any cash flow to apply to payments on the New Notes.

The New Debt Securities will be secured (subject to permitted liens under the indenture governing the New Notes (the “New Notes Indenture”)) by (a) first-priority liens on (i) the Initial Transferred IP (as defined below), (ii) IPCo’s rights under the Intellectual Property License Agreement that IPCo entered into on December 6, 2016 with J.Crew International, Inc., an indirect wholly-owned subsidiary of the Company (“JCI”), and J.Crew Operating Corp., a direct wholly-owned subsidiary of the Company (“OpCo”) (solely in its capacity as payor on behalf of JCI), pursuant to which JCI transferred a 72.04% undivided interest in certain of its U..S. intellectual property assets (the “Initial Transferred IP”) to IPCo (such agreement, as will be amended and restated concurrently with the settlement of the Exchange Offer, the “A&R IP License Agreement”), (iii) a pledge of 100% of the equity interests of the New Notes Co-Issuers and the Subsidiary Guarantors, including IPCo (the “IP Group Pledge”), and (iv) substantially all other assets of the New Notes Co-Issuers and the Guarantors (including (x) any cash held by the New Notes Co-Issuers or any of the Guarantors, (y) certain intercompany loans described in the Offering Memorandum and (z) any Old Notes validly tendered, not withdrawn and accepted in the Exchange Offer, which will not be cancelled but will continue to be held by BrandCo, subject to the terms of the New Notes Indenture) (collectively, the “Other IP Group Assets”); and, in the event the Term Loan Transactions (as defined below), are completed, (b) second-priority liens on (i) the Additional Transferred IP (as defined below) and (ii) IPCo’s rights under the new Intellectual Property Agreement that IPCo will enter into on the Settlement Date with JCI and OpCo (solely in its capacity as payor on behalf of JCI) substantially in the form of the A&R IP License Agreement (the “Additional IP License Agreement”).

IPCo’s assets currently consist solely of (i) the Initial Transferred IP, consisting of certain U.S. intellectual property rights currently used by the Company and its subsidiaries in the conduct of their business and (ii) its rights under the A&R IP License Agreement. Pursuant to the A&R IP License Agreement, the Company and certain of its subsidiaries will continue to exclusively use the Transferred IP (as defined below) and OpCo, on behalf of JCI, will pay to IPCo a fixed license fee of $42.5 million per annum or, in the event Term Loan Transactions are completed and the Additional IP License Agreement entered into, an aggregate of $59.0 million per annum, payable semi-annually.

Parent will pay, to the extent of lawfully available funds, cash dividends on the New Series A Preferred Stock, when, as and if declared by Parent’s board of directors (or a duly authorized committee thereof).  Dividends on the New Series A Preferred Stock will be cumulative and accrue from the Settlement Date at a rate of 7% per annum, payable at a rate of 5% per annum in cash and 2% per annum through an increase in liquidation preference, in each case, semiannually, in arrears, on September 15 and March 15 of each year, commencing on September 15, 2017.

Equity Recapitalization

Subject to the closing of the Exchange Offer, and concurrently therewith, a majority in interest of the current holders of Parent’s Class L Common Stock, par value $0.001 per share (the “Class L Common Stock”), including TPG Capital, L.P. (together with its affiliates, “TPG”) and Leonard Green & Partners, L.P. (together with its affiliates, “LGP” and, together with TPG, the “Sponsors”), will elect to convert all the outstanding shares of Class L Common Stock into (i) 110,000 shares of Parent’s 7% non-convertible perpetual preferred stock, Series B, no par value, with an initial liquidation preference of $1,000 per share ($110 million aggregate initial liquidation preference) that will be pari passu with the New Series A Preferred Stock (the “New Series B Preferred Stock”), and (ii) 95,350,555.66 shares of Parent’s Class A Common Stock (collectively, the “Recapitalization”).

Dividends on the New Series B Preferred Stock will accrue from the Settlement Date at a rate of 7% per annum, semi-annually, in arrears, on September 15 and March 15 of each year, commencing on September 15, 2017.  After distributions have been made on the New Series B Preferred Stock that equal the liquidation preference thereof and all accrued dividends thereon, the holders of the New Series B Preferred Stock shall be entitled to receive, in the aggregate, approximately 3% of the sum of any distributions made in respect of Class A Common Stock.

In connection with the Recapitalization, the Principal Investors Stockholders’ Agreement, dated as of March 7, 2011, among Parent, the Old Notes Issuer, Chinos Intermediate Holdings B, Inc., an indirect wholly-owned subsidiary of Parent (“Intermediate Holdings B”), the Company, the Sponsors and the other stockholders party thereto, will be amended and restated to provide that the holders of the Class A Common Stock will be subject to certain rights and obligations as set forth in greater detail therein.

In connection with the Exchange Offer, the Company intends to implement a new management incentive plan, pursuant to which it is expected that certain officers and employees of the Company will be entitled to receive equity awards of up to 10% of the Class A Common Stock outstanding after the Exchange Offer and up to $20 million in initial liquidation preference of additional New Series B Preferred Stock of Parent. The Class A Common Stock component of the new management incentive plan will dilute all holders of the Class A Common Stock. Any additional New Series B Preferred Stock will be in addition to the New Series B Preferred Stock.

The Proposed Term Loan Transactions

Concurrently with the Exchange Offer, the Company is seeking to amend its Amended and Restated Credit Agreement, dated as of March 5, 2014 (the “Term Loan Agreement”), by and among, inter alios, the Company, Intermediate Holdings B, Wilmington Savings Fund Society, FSB, as Administrative Agent (the “Term Loan Agent”), and the Lenders party thereto (such amendment, the “Term Loan Amendment”).

If requisite consents are received for the Term Loan Amendment, the Company will engage in a series of transactions (the “Term Loan Transactions”) concurrently with the settlement of the Exchange Offer, including the purchase of $150 million principal amount of term loans under the Term Loan Agreement held by lenders who consent to the Term Loan Amendment at par plus accrued interest thereon; additional borrowings under the Term Loan Agreement of $30 million principal amount (at a 2% discount), to be provided by new or existing lenders, or in lieu thereof, one or more Sponsors (or affiliates thereof), the net proceeds of which will be applied by the Company to finance the refinancing, redemption or repurchase of term loans referenced above; the issuance of $97 million principal amount of New Private Placement Notes (as defined below) at a 3% discount in a private placement (the “Concurrent Private Placement”) pursuant to the terms of the Note Purchase Agreement (as defined below), the proceeds of which will be lent on a subordinated basis by BrandCo to the Company to finance the refinancing, redemption or repurchase of term loans referenced above; the contribution by JCI to IPCo of the remaining undivided 27.96% ownership interest of certain U.S. intellectual property rights not previously included in the Initial Transferred IP (the “Additional Transferred IP” and, together with the Initial Transferred IP, the “Transferred IP”), in which case, the references herein to the “Transferred IP” will include an aggregate 100% ownership interest in such U.S. intellectual property rights); and a direction to the Term Loan Agent to dismiss, with prejudice, certain litigation relating to the assignment of the Initial Transferred IP (and related matters).

The Exchange Offer is not conditioned upon approval of the Term Loan Amendment. However, if requisite consents for the Term Loan Amendment are obtained, the settlement of the Exchange Offer will be conditioned upon the completion of the Term Loan Transactions. If the Term Loan Amendment is not approved, the Term Loan Transactions will not be completed, but, if the conditions to the Exchange Offer are satisfied or waived, the Exchange Offer will be consummated.

Restructuring Support Agreement

The Ad Hoc Creditors have entered into a Restructuring Support Agreement (the “RSA”), dated June 12, 2017, with Parent and certain of its subsidiaries and affiliates, pursuant to which, subject to the terms and conditions thereof, the Ad Hoc Creditors agreed to take certain actions in support of the Term Loan Transactions, including (i) voting in favor of the Term Loan Amendment as lenders under the Term Loan Agreement; and (ii) if the Term Loan Transactions are consummated, subject to the terms and conditions contained in the Note Purchase Agreement, purchasing an aggregate of $97 million principal amount of the New Private Placement Notes in the Concurrent Private Placement. In addition, the Ad Hoc Creditors hold approximately 67% of the outstanding Old Notes and have agreed to tender their Old Notes in the Exchange Offer, which contains a 95% minimum tender condition, provided that each Ad Hoc Creditor may withhold or tender in its discretion 3% of the outstanding Old Notes (6% total), and provided further that if one Ad Hoc Creditor tenders any withheld Old Notes in the Exchange Offer, the other Ad Hoc Creditor is required to tender its withheld Old Notes in the Exchange Offer. The agreements and obligations of the Ad Hoc Creditors under the RSA are subject to the conditions, restrictions and provisions contained therein.

Note Purchase Agreement and Concurrent Private Placement

The Company, the New Notes Co-Issuers and the Guarantors have entered into a Note Purchase Agreement (the “Note Purchase Agreement”), dated June 12, 2017, with the Ad Hoc Creditors, pursuant to which, the Ad Hoc Creditors have agreed, in the event the Term Loan Transactions are completed, to purchase $97 million principal amount of an additional series of 13% Senior Secured Notes due 2021 (the “New Private Placement Notes”) to be issued by the New Notes Co-Issuers at a 3% discount in the Concurrent Private Placement. The agreements and obligations of the Ad Hoc Creditors under the Note Purchase Agreement are subject to the conditions, restrictions and provisions contained therein.

The New Private Placement Notes will be governed by an indenture substantially in the form of the New Notes Indenture and will also be guaranteed by the Guarantors. In the event the Term Loan Transactions are completed and the New Private Placement Notes are issued in the Concurrent Private Placement, the New Private Placement Notes and the guarantees thereof will be secured (subject to permitted liens under the indenture governing the New Private Placement Notes) by (a) first-priority liens on (i) the Additional Transferred IP, (ii) IPCo’s rights under the Additional IP License Agreement, (iii) the IP Group Pledge, and (iv) the Other IP Group Assets; and (b) second-priority liens on (i) the Initial Transferred IP and (ii) IPCo’s rights under the A&R IP License Agreement.

Consent Solicitation

In conjunction with the Exchange Offer, the Old Notes Issuer is soliciting consents (the “Consent Solicitation”) from holders of the Old Notes to suspend, subject to certain conditions, substantially all of the covenants, restrictive provisions and events of default under the indenture governing the Old Notes (the “Old Notes Indenture”) and provide the Old Notes Issuer, any guarantor under the Old Notes Indenture and any of their respective affiliates, in each case, that holds the Old Notes, with the ability to vote on directions, waivers and consents under the Old Notes Indenture.  The Exchange Offer is conditioned upon the completion of the Consent Solicitation.  The Ad Hoc Creditors have agreed pursuant to the RSA, subject to the terms and conditions thereof, to tender Old Notes (and thereby provide consents) with respect to a sufficient principal amount of Old Notes to ensure adoption of the Proposed Amendments, which will become operative only upon completion of the Exchange Offer. Holders who validly tender (and do not validly withdraw) their Old Notes pursuant to the Exchange Offer will be deemed to have delivered their consents pursuant to the Consent Solicitation by such tender. Holders may not deliver consents without tendering their Old Notes, and holders may not tender their Old Notes without delivering consents.

Old Notes subject to the Exchange Offer and Consent Solicitation may be validly withdrawn at any time on or before the Withdrawal Deadline, but not thereafter, even if the Early Deadline or Expiration Time is extended. The valid withdrawal of tendered Old Notes prior to the Withdrawal Deadline will be deemed to be a concurrent revocation of the corresponding consent.

Available Documents and Other Details

Documents relating to the Exchange Offer and the Consent Solicitation will only be distributed to noteholders who complete and return an eligibility form confirming that they are either a “qualified institutional buyer” under Rule 144A or not a “U.S. person” under Regulation S for purposes of applicable securities laws.

Noteholders who desire to complete an eligibility form should either visit the website for this purpose at http://main.dfking.com/jcrew/index.asp or request instructions by sending an e-mail to jcrew@dfking.com or calling D.F. King & Co., Inc., the information agent for the Exchange Offer and Consent Solicitation, at 800-714-3306 (U.S. Toll-free) or 212-269-5550 (Collect).

The New Securities will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other applicable securities laws and, unless so registered, the New Securities may not be offered, sold, pledged or otherwise transferred within the United States or to or for the account of any U.S. person, except pursuant to an exemption from the registration requirements thereof.  Accordingly, the New Securities are being offered and issued only (i) to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and (ii) to non-“U.S. persons” who are outside the United States (as defined in Regulation S under the Securities Act). Non U.S.-persons may also be subject to additional eligibility criteria.

The complete terms and conditions of the Exchange Offer and Consent Solicitation are set forth in the informational documents relating to the Exchange Offer and Consent Solicitation. This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell the New Securities.  The Exchange Offer and Consent Solicitation are only being made pursuant to the Confidential Offering Memorandum and Consent Solicitation Statement and the related letter of transmittal.  The Exchange Offer is not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

Certain statements herein, including statements regarding the Exchange Offer and Term Loan Transactions, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the Company’s current expectations or beliefs concerning future events, and actual results of operations may differ materially from historical results or current expectations. Any such forward-looking statements are subject to various risks and uncertainties, including the Company’s substantial indebtedness and the indebtedness of its indirect parent, the retirement, repurchase or exchange of its indebtedness or the indebtedness of its indirect parent, its substantial lease obligations, its ability to anticipate and timely respond to changes in trends and consumer preferences, the strength of the global economy, declines in consumer spending or changes in seasonal consumer spending patterns, competitive market conditions, its ability to attract and retain key personnel,  its ability to successfully develop, launch and grow its newer concepts and execute on strategic initiatives, product offerings, sales channels and businesses, its ability to implement its growth strategy, material disruption to its information systems, its ability to implement its real estate strategy, adverse or unseasonable weather, interruptions in its foreign sourcing operations, and other factors which are set forth in the section entitled “Risk Factors” and elsewhere in the Offering Memorandum and in the Company’s Annual Report on Form 10-K, Quarterly Report on Form 10-Q and in all filings with the SEC made subsequent to the filing of the Form 10-Q. Because of the factors described above and the inherent uncertainty of predicting future events, the Company cautions you against relying on forward-looking statements, whether as a result of new information, future events or otherwise.

About J.Crew Group, Inc.

J.Crew Group, Inc. is an internationally recognized omni-channel retailer of women’s, men’s and children’s apparel, shoes and accessories. As of June 12, 2017, the Company operates 278 J.Crew retail stores, 117 Madewell stores, jcrew.com, jcrewfactory.com, the J.Crew catalog, madewell.com, and 178 factory stores (including 39 J.Crew Mercantile stores). Certain product, press release and SEC filing information concerning the Company are available at the Company’s website www.jcrew.com.